UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2010
SPECTRA ENERGY PARTNERS, LP
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33556 (Commission File Number)	41-2232463 (IRS Employer Identification Number)
5400 Westheimer Court
Houston, Texas 77056
(Address of principal executive offices)
(713) 627-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Amendment to Credit Agreement
     On November 29, 2010, Spectra Energy Partners, LP (the “Partnership”) entered into the Second Amendment to its Credit Agreement, dated May 24, 2007, with Wachovia Bank, National Association, as Administrative Agent, and the other lenders party thereto (as amended, the “Amended Credit Facility”). The amendment provides for up to $275,000,000 in new term loans. The term loans mature on the third anniversary of the date of the first draw and will be comprised entirely of Base Rate Loans or Eurodollar Loans (in each case, as defined in the Amended Credit Facility) as the Partnership may request. Term loans that are Base Rate Loans bear interest at the greatest of the federal funds rate plus 0.50%, the lender’s prime rate and LIBOR plus 1%. Term loans that are Eurodollar Loans bear interest at LIBOR plus 0.2%.
     The term loans will be secured by an approximately equal amount of qualifying investment grade securities the Partnership purchases with the proceeds from its offering described below under “Underwriting Agreement.”
     Pursuant to the terms of the Amended Credit Facility, proceeds from the term loans may be used to prepay outstanding loans under the Amended Credit Facility or intercompany loans from the Partnership’s affiliates and/or make cash distributions to Spectra Energy Corp., the indirect parent of the Partnership (“SE Corp”) to the extent permitted by the Amended Credit Facility, including cash distributions in connection with transfers of assets from SE Corp and/or its affiliates to the Partnership. Generally, the Partnership will be subject to similar covenants in connection with term borrowings as those governing its current outstanding revolving borrowings under the Amended Credit Facility.
     The foregoing description of the Amended Credit Facility is qualified in its entirety by reference to such Amended Credit Facility, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
     Underwriting Agreement
     On December 2, 2010, the Partnership, Spectra Energy Partners (DE) GP, LP and Spectra Energy Partners GP, LLC entered into an Underwriting Agreement (the “Underwriting Agreement”), filed herewith as Exhibit 1.1, with Citigroup Global Markets Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), which provides for the issuance and sale by the Partnership, and purchase by the Underwriters, of 6,250,000 common units representing limited partner interests in the Partnership (the “Common Units”). The Underwriters were also granted a 30-day option to purchase up to an additional 937,500 Common Units if the Underwriters sell more than 6,250,000 Common Units in the offering. The offer and sale of the Common Units is registered with the Commission pursuant to a Registration Statement on Form S-3 (File No. 333-158097), and the closing with respect to the 6,250,000 Common Units is expected to occur on December 7, 2010.
     Assuming no exercise of the underwriters’ overallotment option, the Partnership expects to receive net proceeds from the offering of approximately $200.7 million, after deducting the underwriting discount and estimated offering expenses payable by the Partnership, and including a capital contribution from its general partner to maintain its proportionate interest in the Partnership. The Partnership intends to use a portion of the net proceeds from the offering to purchase approximately $189.1 million in qualifying investment grade securities, which will be assigned as collateral to secure a new term loan under the Amended Credit Facility of an approximately equal principal amount, as described above under “Credit Facility Amendment.”
     The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and certain affiliates, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

     Certain of the Underwriters and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement. Additionally, affiliates of each of the underwriters are lenders under the Amended Credit Facility and have committed to make both revolving and term loans to the Partnership thereunder, will receive a substantial portion of the proceeds from the offering pursuant to the repayment of revolving borrowings under the Amended Credit Facility, and will receive additional customary fees and expenses in connection with the Partnership’s entry into the new term loan under the Amended Credit Facility.
     The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     As described above, on November 29, 2010, the Partnership entered into the Amended Credit Facility. As of December 2, 2010, the Partnership had not drawn upon any term loan under the Amended Credit Facility. The disclosures set forth under Item 1.01 above are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On December 2, 2010, the Partnership issued a press release announcing that it had priced the offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is being furnished and is attached as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit
Number	Description of the Exhibit

1.1	Underwriting Agreement, dated as of December 1, 2010, by and among the Partnership, Spectra Energy Partners (DE) GP, LP, Spectra Energy Partners GP, LLC and Citigroup Global Markets Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

10.1	Second Amendment to Credit Agreement, dated as of November 29, 2010, by and among Spectra Energy Partners, LP, as the Borrower, and Wachovia Bank, National Association, as Administrative Agent, and the other lenders party thereto.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).

99.1	Press Release of Spectra Energy Partners, LP, dated December 2, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP
	By:	Spectra Energy Partners (DE) GP, LP, its general partner
	By:	Spectra Energy Partners GP, LLC, its general partner
Date: December 2, 2010	/s/ Laura Buss Sayavedra
Laura Buss Sayavedra
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of the Exhibit

1.1	Underwriting Agreement, dated as of December 1, 2010, by and among the Partnership, Spectra Energy Partners (DE) GP, LP, Spectra Energy Partners GP, LLC and Citigroup Global Markets Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

10.1	Second Amendment to Credit Agreement, dated as of November 29, 2010, by and among Spectra Energy Partners, LP, as the Borrower, and Wachovia Bank, National Association, as Administrative Agent, and the other lenders party thereto.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).

99.1	Press Release of Spectra Energy Partners, LP, dated December 1, 2010.